UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016

HIGHLANDS REIT, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55580	81-0862795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

332 S Michigan Avenue, Ninth Floor

Chicago, IL 60604

(Address of Principal Executive Offices)

312-583-7990

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 28, 2016 (the “Distribution Date”), InvenTrust Properties Corp. (“InvenTrust”) completed the previously announced spin-off of Highlands REIT, Inc. (“Highlands” or the “Company”) through a taxable pro rata distribution by InvenTrust of 100% of the outstanding common stock, $0.01 par value per share (the “Common Stock”), of the Company owned by it to holders of record of InvenTrust’s common stock as of the close of business on April 25, 2016 (the “Record Date”). Each holder of record of InvenTrust’s common stock received one share of Common Stock for every one share of InvenTrust common stock held at the close of business on the Record Date (the “Distribution”). There is no current trading market for the Company’s Common Stock, and the Company does not intend to list any shares of its Common Stock on any securities exchange or other market in connection with the Distribution.

In connection with the Distribution and pursuant to the Separation and Distribution Agreement previously entered into between the Company and InvenTrust, the Company entered into certain agreements that, among other things, provide a framework for the Company’s relationship with InvenTrust after the Distribution, including a Transition Services Agreement and an Employee Matters Agreement. Descriptions of each of these agreements are included below.

Transition Services Agreement

On April 28, 2016, the Company and InvenTrust entered into a Transition Services Agreement (the “Transition Services Agreement”), pursuant to which InvenTrust and its subsidiaries will provide to the Company, on an interim, transitional basis, certain legal, information technology and financial reporting services and other assistance that is consistent with the services provided by InvenTrust to the Company before the separation or that is designed to provide temporary assistance while the Company develops its own stand-alone systems and processes and transitions historical information and processes from InvenTrust to the Company. A description of the Transition Services Agreement can be found in the information statement (the “Information Statement”) filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 25, 2016 under the section entitled “Certain Relationships and Related Transactions—Agreements with InvenTrust—Transition Services Agreement.” Such summary is incorporated herein by reference. The description set forth in this Item 1.01 under the heading “Transition Services Agreement” is qualified in its entirety by reference to the full text of the Transition Services Agreement, which is also attached hereto as Exhibit 10.1 and incorporated herein by reference.

Employee Matters Agreement

On April 28, 2016, the Company and InvenTrust entered into an Employee Matters Agreement (the “Employee Matters Agreement”) for the purpose of allocating between them certain assets, liabilities and responsibilities with respect to employee-related matters. A description of the Employee Matters Agreement can be found in the Information Statement under the section entitled “Certain Relationships and Related Transactions—Agreements with InvenTrust—Employee Matters Agreement.” Such summary is incorporated herein by reference. The description set forth in this Item 1.01 under the heading “Employee Matters Agreement” is qualified in its entirety by reference to the full text of the Employee Matters Agreement, which is also attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 27, 2016, the Company and InvenTrust completed the internal Reorganization Transactions (as defined in the Information Statement) undertaken to consolidate the ownership of the Highlands Portfolio (as defined in the Information Statement) into Highlands in connection with the Company’s separation from InvenTrust. A description of the Reorganization Transactions can be found in the Information Statement under the section entitled “Summary—Our Structure and Reorganization Transactions—Our Corporate Reorganization.” Such summary is incorporated herein by reference. Certain of the Reorganization Transactions, including the steps that occurred on April 27, 2016, are reflected in the historical consolidated financial data of the Company included in the Information Statement, as described in the Information Statement under the section entitled “Basis of Presentation.” The financial statements included in the Information Statement under the sections entitled “Historical Financial Statements—Combined Consolidated Balance Sheets for the years ended December 31, 2015 and 2014” and “—Combined Consolidated Statements of Operations for the years ended December 31, 2015, 2014 and 2013” are incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On April 28, 2016, effective upon payment of the Distribution, the sole member of the Board of Directors of the Company (the “Board”) increased the size of the Board from one member to three members, and appointed each of R. David Turner and Paul A. Melkus to fill the vacancies created by the increase in the size of the Board. Richard Vance, who had been elected to the Board effective December 16, 2015, will continue to serve as a director of the Company following the Distribution.

Set forth below are the directors who were appointed as members of each committee of the Board on April 28, 2016:

•	Audit Committee: Mr. Melkus (Chairman) and Mr. Turner

•	Compensation Committee: Mr. Turner (Chairman) and Mr. Melkus

The Information Statement under the section entitled “Management” and “Compensation of Directors” contains the biographical information about the newly appointed directors and information about director compensation. Such information is incorporated herein by reference.

The Board has determined that Mr. Melkus satisfies the financial literacy and other requirements to be considered an audit committee financial expert under the rules and regulations of the SEC.

Indemnification Agreements

On April 28, 2016, the Company entered into indemnification agreements with Richard Vance, its President, Chief Executive Officer and Secretary, and Joseph Giannini, its Senior Vice President, Principal Accounting Officer and Treasurer, and its non-employee directors, Messrs. Melkus and Turner, each in substantially the form filed as Exhibit 10.5 (the “Form Indemnification Agreement”) to the Registration Statement on Form 10 filed on March 18, 2016 (as amended, the “Registration Statement”).

The Information Statement provides a description of the terms of the Form Indemnification Agreement under the section entitled “Management—Indemnification,” which summary is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the Form Indemnification Agreement filed as Exhibit 10.5 to the Registration Statement.

Director and Executive Stock Awards

On April 28, 2016, pursuant to the terms of the Highlands REIT, Inc. Director Compensation Program, the Company granted to each of the Company’s non-employee directors, consisting of Messrs. Turner and Melkus, 138,889 fully-vested shares of Common Stock. The number of shares granted to each non-employee director was determined by dividing (x) $50,000 by (y) $0.36, the estimated per share value of the Common Stock as determined by the Board on April 28, 2016, as described below.

Additionally, on April 28, 2016, pursuant to the terms of the Executive Employment Agreement between the Company and Mr. Vance, the Company granted to Mr. Vance 2,777,778 fully-vested shares of Common Stock. The number of shares granted to Mr. Vance was determined by dividing (x) $1,000,000 by (y) $0.36, the estimated share value determined by the Board on April 28, 2016.

Each of the foregoing awards of fully-vested shares of Common Stock were granted pursuant to the terms of the Highlands REIT, Inc. 2016 Incentive Award Plan, filed as Exhibit 10.4 of the Registration Statement, and the form of Highlands REIT, Inc. 2016 Incentive Award Plan Stock Payment Award Grant Notice, filed as Exhibit 10.10 of the Registration Statement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment and Restatement

On April 27, 2016, the Company amended and restated its charter by filing Articles of Amendment and Restatement (the “Articles of Amendment and Restatement”) with the State Department of Assessments and Taxation of Maryland. The Articles of Amendment and Restatement were effective upon filing. A description of the material provisions of the Articles of Amendment and Restatement can be found in the sections entitled “Description of Capital Stock” and “Certain Provisions of Maryland Law and our Charter and Bylaws” in the Information Statement. The description set forth in this Item 5.03 under the heading “Articles of Amendment and Restatement” is qualified in its entirety by reference to the full text of the Articles of Amendment and Restatement, which are also attached hereto as Exhibit 3.1 and incorporated herein by reference.

Bylaws

On April 28, 2016, the Company amended and restated its bylaws (the “Amended and Restated Bylaws”), effective as of the payment of the Distribution. The Information Statement provides a description of the terms of the Amended and Restated Bylaws under the sections entitled “Description of Capital Stock” and “Certain Provisions of Maryland Law and Our Charter and Bylaws”, which summary is incorporated herein by reference. The description set forth in this Item 5.03 under the heading “Bylaws” is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is also attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01.	Other Events.

Estimated Value per Share

On April 28, 2016, the Board met and established an estimated value of our common stock equal to $0.36 per share.

Methodology

The Board engaged Real Globe Advisors, LLC (“Real Globe”), an independent third-party real estate advisory firm, to estimate the per share value of our common stock on a fully diluted basis as of April 28, 2016. Real Globe has extensive experience estimating the fair values of commercial real estate. The report furnished to the Board and the audit committee of the Board (the “Audit Committee”) by Real Globe complies with the reporting requirements set forth under Standard Rule 2-2(a) of the Uniform Standards of Professional Appraisal Practice and is certified by a member of the Appraisal Institute with the MAI designation. The Real Globe report, dated as of April 22, 2016, reflects values as of April 28, 2016. Real Globe does not have any direct or indirect interests in any transaction with us or in any currently proposed transaction to which we are a party, and there are no conflicts of interest between Real Globe, on one hand, and Company or any of our directors, on the other.

To estimate our per share value, Real Globe utilized the “net asset value” or “NAV” method which is based on the fair value of real estate, real estate related investments and all other assets, less the fair value of total liabilities. The fair value estimate of our real estate assets is equal to the sum of its individual real estate values. Generally, Real Globe estimated the value of the Company’s wholly-owned real estate and real estate-related assets, using a discounted cash flow, or “DCF”, of projected net operating income, less capital expenditures, for the ten-year period ending April 30, 2026, and applying a market supported discount rate and capitalization rate. For all other assets, comprised of cash and other current assets, fair value was determined separately. Real Globe also estimated the fair value of the Company’s long-term debt obligations, including the current liabilities, by comparing market interest rates to the contract rates on the Company’s long-term debt and discounting to present value the difference in future payments. Real Globe determined NAV in a manner consistent with the definition of fair value under U.S. generally accepted accounting principles (or “GAAP”) set forth in FASB’s Topic ASC 820.

Net asset value per share was estimated by subtracting the fair value of our total liabilities from the fair value of our total assets and dividing the result by the number of common shares outstanding on a fully diluted basis as of April 28, 2016. Real Globe then applied a discount rate and capitalization rate sensitivity analysis by adding and subtracting 25 basis points to the terminal capitalization rate and discount rate for assets where the concluded value was derived based on the discounted cash flow methodology, resulting in a value range equal to $0.36– $0.39 per share. The mid-point in that range was $0.374.

The terminal capitalization rate and discount rate have a significant impact on the estimated value under the net asset value method. The following chart presents the impact of changes to our share price based on variations in the terminal capitalization and discount rates within the range of values determined by Real Globe.

	Range of Value and Rate
	Low	Midpoint	High
Share Price	$0.36	$0.37	$0.39
Terminal Capitalization Rate	7.54%	7.29%	7.04%
Discount Rate	8.50%	8.25%	8.00%

On April 28, 2016, the Audit Committee met to review and discuss Real Globe’s report. Following this review, the Audit Committee unanimously adopted a resolution accepting the Real Globe analysis. The Audit Committee also unanimously adopted a resolution recommending an estimate of per share value as of April 28, 2016 equal to $0.36 per share. At a full meeting of our Board held on April 28, 2016, the Audit Committee made a recommendation to the Board that the Board establish and the Company publish an estimate of per share value as of April 28, 2016 equal to $0.36 per share. The Board unanimously adopted this recommendation of estimated per share value, which estimated value assumes a weighted average terminal capitalization rate equal to 7.54% and a discount rate equal to 8.50%.

The following table summarizes the individual components of the Company’s estimate of per share value:

Per Share
Real Properties (1)	$0.81
Cash and Other Assets, Net of Other Liabilities	$0.02
Fair Value of Debt (2)	$(0.47)

Estimated per Share Value	$0.36

(1)	The Company’s value of the real properties reflects a selection of the lower end of the range reflected in Real Globe’s report, which resulted in an estimated per share value of $0.36.

The key assumptions that were used by Real Globe for those properties evaluated by a discounted cash flow analysis to estimate the low end of the value of the properties are set forth in the following table.

Terminal capitalization rate	7.54%
Discount rate	8.50%
Annual holding period	10 years

(2)	The fair value of our debt instruments was estimated by Real Globe using discounted cash flow models, which assume a weighted average effective interest rate of 5.60% per annum. We believe that this assumption reflects the terms currently available on similar borrowing terms to borrowers with credit profiles similar to ours.

We believe that the NAV method used to estimate the per share value of our common stock is the methodology most commonly used by non-listed REITs to estimate per share value. We believe that the assumptions described herein to estimate value are within the ranges used by market participants buying and selling similar properties. The estimated value may not, however, represent current market values or fair values as determined in accordance with GAAP. Real properties are currently carried at their amortized cost basis in the Company’s financial statements. The estimated value of our real estate assets reflected above does not necessarily represent the value we would receive or accept if the assets were marketed for sale, and does not reflect any transaction costs relating to the disposition of assets pursuant to our disposition policy. The market for commercial real estate can fluctuate and values are expected to change in the future. Further, the estimated per share value of the Company’s common stock does not reflect a liquidity discount for the fact that the shares are not currently traded on a national securities exchange, a discount for the non-assumability or prepayment obligations associated with certain of the Company’s loans and other costs that may be incurred, including any costs of sale of its assets.

As noted above, our estimated per share value does not reflect “enterprise value” which may include an adjustment for:

•	the size of our portfolio given that some buyers may be willing to pay more for a portfolio than they are willing to pay for each property in the portfolio separately;

•	any other intangible value associated with a going concern; or

•	the possibility that our shares could trade at a premium or a discount to net asset value if we listed our shares on a national securities exchange.

The number of shares outstanding and used in the calculation, on a fully diluted basis as of April 28, 2016 was 862,205,672.

Limitations of the Estimated Value per Share

We are providing this estimated value per share to assist broker dealers in meeting their customer account statement reporting obligations.

As with any methodology used to estimate value, the methodology employed by Real Globe and the recommendations made by the Company were based upon a number of estimates and assumptions that may not be accurate or complete. Further, different parties using different assumptions and estimates could derive a different estimated value per share, which could be significantly different from our estimated value per share. The estimated per share value does not represent (i) the amount at which our shares would trade at a national securities exchange, (ii) the amount a stockholder would obtain if he or she tried to sell his or her shares or (iii) the amount stockholders would receive if we liquidated our assets and distributed the proceeds after paying all of our expenses and liabilities. Accordingly, with respect to the estimated value per share, we can give no assurance that:

•	a stockholder would be able to resell his or her shares at this estimated value;

•	a stockholder would ultimately realize distributions per share equal to our estimated value per share upon liquidation of our assets and settlement of our liabilities or a sale of the Company;

•	our shares would trade at a price equal to or greater than the estimated value per share if we listed them on a national securities exchange; or

•	the methodology used to estimate our value per share would be acceptable to FINRA or that the estimated value per share will satisfy the applicable annual valuation requirements under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Internal Revenue Code of 1986, as amended (the “Code”), with respect to employee benefit plans subject to ERISA and other retirement plans or accounts subject to Section 4975 of the Code.

The estimated value per share was accepted by our Board on April 28, 2016 and reflects the fact that the estimate was calculated at a moment in time. The value of our shares will likely change over time and will be influenced by changes to the value of our individual assets as well as changes and developments in the real estate and capital markets. We currently anticipate publishing a new estimated share value within one year. Nevertheless, stockholders should not rely on the estimated value per share in making a decision to buy or sell shares of our common stock.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements (including, without limitation, statements concerning the estimated per share NAV and assumptions made in determining the estimated per share NAV) are not historical facts, but rather are predictions and generally can be identified by use of statements that include phrases such as “believe,” “expect,” “estimate,” “will,” “likely” or other words or phrases of similar import. Similarly, statements that describe or contain information related to matters such as the Company’s intent, belief or expectation with respect to its financial performance, investment strategy and portfolio, cash flows, growth prospects and distribution rates and amounts are forward-looking statements. These forward-looking statements often reflect a number of assumptions and involve known and unknown risks, uncertainties and other factors that could cause the Company’s actual results to differ materially from those currently anticipated in these forward-looking statements. In light of these risks and uncertainties, the forward-looking events might or might not occur, which may affect the accuracy of forward-looking statements and cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Actual results may differ materially from these forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in the Registration Statement and other risks discussed in the Company’s filings with the SEC, which filings are available from the SEC.

We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this Current Report on Form 8-K. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment and Restatement of Highlands REIT, Inc. (incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form S-8, filed with the Commission on April 27, 2016)

3.2	Amended and Restated Bylaws of Highlands REIT, Inc.

10.1	Transition Services Agreement by and between InvenTrust Properties Corp. and Highlands REIT, Inc., dated as of April 28, 2016

10.2	Employee Matters Agreement by and between InvenTrust Properties Corp. and Highlands REIT, Inc., dated as of April 28, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Highlands REIT, Inc.

Date: April 28, 2016	By:	/s/ Richard Vance
	Name:	Richard Vance
	Title	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment and Restatement of Highlands REIT, Inc. (incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form S-8, filed with the Commission on April 27, 2016)

3.2	Amended and Restated Bylaws of Highlands REIT, Inc.

10.1	Transition Services Agreement by and between InvenTrust Properties Corp. and Highlands REIT, Inc., dated as of April 28, 2016

10.2	Employee Matters Agreement by and between InvenTrust Properties Corp. and Highlands REIT, Inc., dated as of April 28, 2016